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
[LOGO] Metlife Investors(R)                  VARIABLE ANNUITY APPLICATION            SEND APPLICATION AND CHECK TO:
                                                                                              METLIFE INVESTORS USA
Home Office Address (no correspondence)    Vintage L(SM) and Vintage XC(SM)                       INSURANCE COMPANY
222 Delaware Avenue Suite 900            are service marks of Citigroup Inc.  Policy Service Office: P.O. Box 10426
.. Wilmington, DE 19899                     or its affiliates and are under              Des Moines, Iowa 50306-0426
                                             license to MetLife Investors       FOR ASSISTANCE CALL: THE SALES DESK
[Vintage L(SM)/Vintage XC(SM)]                  USA Insurance Company.

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PRODUCT SELECTION (PLEASE CHECK ONE)
-------------------------------------------------------------------------------------------------------------------

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[ ] VINTAGE L    [ ] VINTAGE XC
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ACCOUNT INFORMATION
-------------------------------------------------------------------------------------------------------------------

1. ANNUITANT
-------------------------------------------------------------------------------------------------------------------
              [John        J.      Doe]             Social
-------------------------------------------------   Security Number [123 -- 45 -- 6789]
Name         (First)   (Middle)   (Last)                            ----    --    -----

                                                    Sex [X] M   [ ] F    Date of Birth [1/11/70]
                                                                                       -- -- ---

[123 Main    Street    Anytown      IL     60001]
-------------------------------------------------
Address     (Street)   (City)    (State)   (Zip)    Phone (708)   [123-4567]
                                                          -----   ----------
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
-------------------------------------------------------------------------------------------------------------------
Correspondence is sent to the Owner.

                                                    Social
-------------------------------------------------   Security/Tax ID Number          --          --
Name         (First)   (Middle)   (Last)                                   --------    --------    ------

                                                    Sex [ ] M   [ ] F    Date of Birth     /   /
                                                                                       --- --- ---

-------------------------------------------------
Address     (Street)   (City)    (State)   (Zip)    Phone (   )   [         ]
                                                           ---     ---------
-------------------------------------------------------------------------------------------------------------------

3. JOINT OWNER
-------------------------------------------------------------------------------------------------------------------
                                                    Social
-------------------------------------------------   Security Number          --          --
Name         (First)   (Middle)   (Last)                            --------    --------    ------

                                                    Sex [ ] M   [ ] F    Date of Birth     /   /
                                                                                        --- --- ---

-------------------------------------------------
Address     (Street)   (City)    (State)   (Zip)    Phone (   )
                                                           ---     ---------
-------------------------------------------------------------------------------------------------------------------

4. BENEFICIARY
-------------------------------------------------------------------------------------------------------------------

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL
REQUESTS SECTION, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL
BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe,     123 Main Street, Anytown, IL,       Wife,          234 - 56 - 7890      100%]
-----------------------------------------------------------------------------------------------
Primary Name                  Address             Relationship   Social Security Number     %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Primary Name                  Address             Relationship   Social Security Number     %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name               Address             Relationship   Social Security Number     %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name               Address             Relationship   Social Security Number     %
-------------------------------------------------------------------------------------------------------------------

5. PLAN TYPE
-------------------------------------------------------------------------------------------------------------------
[[X]] NON-QUALIFIED

QUALIFIED
[ ] 401
[ ] 403(B) TSA ROLLOVER*

408 IRA* (check one of the options listed below)
Traditional IRA                 SEP IRA                           Roth IRA
---------------                 -------                           --------
[ ] Transfer                    [ ] Transfer                      [ ] Transfer
[ ] Rollover                    [ ] Rollover                      [ ] Rollover
[ ] Contribution - Year         [ ] Contribution - Year           [ ] Contribution - Year
                       -------                          -------                           --------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
-------------------------------------------------------------------------------------------------------------------

6. PURCHASE PAYMENT
-------------------------------------------------------------------------------------------------------------------
Funding Source of Purchase Payment
----------------------------------
[ ] 1035 Exchange   [ ] Check   [ ] Wire

Initial Purchase

Payment                    $[10,000]
        -------------------------------------------
        Make Check Payable to MetLife Investors USA

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
   Vintage L: $10,000 NQ/Q
   Vintage VA: $5,000 NQ, $2,000 Q
   Vintage XC: $10,000 NQ/Q
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
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RIDERS

7. BENEFIT RIDERS (subject to state availability and age restrictions)

----------------------------------------------------------------------
These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) [LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected.)
     [ ] Guaranteed Minimum Income Benefit (GMIB)
     [ ] Guaranteed Minimum Income Benefit Plus (GMIB Plus)
     [ ] Principal Guarantee (GWB)
     [ ] Principal Guarantee Value (GWB)
     [ ] Single Life - Lifetime Withdrawal Guarantee
     [ ] Joint Life - Lifetime Withdrawal Guarantee

2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will apply.)
     [ ] Principal Protection (no additional charge)
     [ ] Annual Step-up
     [ ] Compounded-Plus

3)   Earnings Preservation Benefit Rider]

4)   Other

COMMUNICATIONS

8. TELEPHONE TRANSFER

--------------------------------------------------------------------------------

I (We) authorize MetLife Investors USA Insurance Company (MetLife Investors USA) or any person authorized by MetLife Investors USA to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors USA will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following (check applicable boxes): [ ] Owner(s) [ ] Registered Representative/Agent

--------------------------------------------------------------------------------

SIGNATURES

--------------------------------------------------------------------------------

9. SPECIAL REQUESTS

--------------------------------------------------------------------------------

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10. REPLACEMENTS
--------------------------------------------------------------------------------

Does the applicant have any existing life insurance policies or annuity
contracts?                                                        [ ] Yes [X] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                              [ ] Yes [X]No

If "Yes," applicable disclosure and replacement forms must be attached.

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11. FRAUD STATEMENT & DISCLOSURE

--------------------------------------------------------------------------------

NOTICE TO APPLICANT:

[ARKANSAS, LOUISIANA, AND NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE AND TENNESSEE RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

FLORIDA RESIDENTS ONLY: A PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURANCE COMPANY FILES A STATEMENT OF CLAIM CONTAINING FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.]

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12. ACKNOWLEDGEMENT AND AUTHORIZATION

--------------------------------------------------------------------------------

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [MetLife Investors USA Variable Annuity Account One.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             [ John J. Doe, Owner ]
     ----------------------------------------------------------------------
           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)

     ----------------------------------------------------------------------
                         (JOINT OWNER SIGNATURE & TITLE)

     ----------------------------------------------------------------------
                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at                      [Anytown,                       IL]
          ----------------------------------------------------------------------
                                 (City)                      (State)

Date [November 11, 2000]
     -----------------------

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13. AGENT'S REPORT

--------------------------------------------------------------------------------

Does the applicant have any existing life insurance policies or annuity
contracts?                                                        [ ] Yes [X] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                              [ ] Yes [X] No


                                 [Richard Roe]
     ----------------------------------------------------------------------
                               Agent's Signature

                                [(312) 456-7890]
     ----------------------------------------------------------------------
                                     Phone

                               [Richard Roe, #723]
     ----------------------------------------------------------------------
                             Agent's Name and Number

                      [456 Main Street, Anytown, IL 60001]
     ----------------------------------------------------------------------
                            Name and Address of Firm

                                     [#723]
     ----------------------------------------------------------------------
                             State License ID Number

                                   [1234567]
     ----------------------------------------------------------------------
                              Client Account Number

--------------------------------------------------------------------------------

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[Home Office Program Information:
 --------------------------------

Select one. Once selected, the option cannot be changed. Not all options may be available

  Option A ______________   Option B ________________    Option B_______________

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